                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our reports and references to our Firm included in Horizon PCS, Inc.'s registration statement on Form S-4.




/s/ Arthur Andersen LLP
January 29, 2001
Columbus, Ohio